Exhibit 10.28

ADDENDUM TO REGISTRATION RIGHTS AGREEMENTS

THIS ADDENDUM dated as of November 16, 2009 shall modify those certain registration rights agreements referenced herein by and between CELSIUS HOLDINGS, INC., a Nevada corporation (the “Company”) and CDS VENTURES OF SOUTH FLORIDA, LLC,  a Florida limited liability company (the “Investor”).

WHEREAS, the Company and Investor entered into certain registration rights agreements as more fully described herein, and

 WHEREAS, the Company and Investor wish to amend the said registration rights agreements pursuant to the terms and conditions of this Addendum.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.           The Company and Investor hereby agree to modify each of the following agreements:

a.	Registration Rights Agreement dated August 8, 2008;

b.	Registration Rights Agreement dated December 12, 2008; and

c.	Registration Rights Agreement dated September 8, 2009

(collectively, the “Registration Rights Agreements”) as follows:

The term “Filing Deadline” shall mean thirty (30) days from written request from the Investor to file a Registration Statement.

The term “Registration Deadline” means one hundred eighty (180) days after the Filing Deadline date.
2.           Notwithstanding any contrary term in any of the Registration Rights Agreements, Investor may make multiple requests to the Company to file Registration Statements each of which may contain any number of shares determined by the Investor in its sole discretion.

3.           All other terms and conditions remain the same.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly caused this Addendum to be executed and delivered on the date first above written.

CELSIUS HOLDINGS, INC.

By:           /s/ Jan Norelid
Name: Jan Norelid
Title: Chief Financial Officer

CDS VENTURES OF SOUTH FLORIDA, LLC

By:           /s/ William H. Milmoe
                Name:  William H. Milmoe
                Title:  Manager